Summary of Significant Accounting Policies Summary of Significant Accounting Policies (Policies)	12 Months Ended
Sep. 30, 2011
Accounting Policies [Abstract]
Principles of combination
Principles of Combination — The combined financial statements include the operations of Post Foods, LLC and Post Foods Canada Corp. All intercompany transactions between Post Foods, LLC and Post Foods Canada Corp. have been eliminated. Transactions between Post and Ralcorp are included in these financial statements. The investment of Post Foods Canada Corp. in RAH Canada Limited Partnership is reported on an equity basis (see Note 18).

Use of estimates and allocations
Use of Estimates and Allocations — The financial statements of Post are prepared in conformity with accounting principles generally accepted in the United States of America, which require Post to make certain elections as to accounting policy, estimates and assumptions that affect the reported amounts of assets, liabilities, the disclosure of contingent liabilities at the dates of the financial statements and the reported amount of net revenues and expenses during the reporting periods. Significant accounting policy elections, estimates and assumptions include, among others, pension and benefit plan assumptions, valuation assumptions of goodwill and other intangible assets, marketing programs and income taxes. Actual results could differ from those estimates.
 Throughout the periods covered by the financial statements, operations of Post were conducted and accounted for as a reportable segment within the consolidated financial statements of Ralcorp Holdings, Inc. The financial statements have been derived from Ralcorp's historical accounting records and reflect significant allocations of direct costs and expenses (see Note 16). All of the allocations and estimates in these financial statements are based upon assumptions that management of Post believe are reasonable. The financial statements do not necessarily represent the financial position or results of operations of Post had it been operated as a separate independent entity.

Cash equivalents	Cash Equivalents include all highly liquid investments with original maturities of less than three months.
Receivables
Receivables are reported at net realizable value. This value includes appropriate allowances for doubtful accounts, cash discounts, and other amounts which Post does not ultimately expect to collect. Post calculates the allowance for doubtful accounts based on historical losses and the economic status of, and its relationship with, its customers, especially those identified as "at risk." A receivable is considered past due if payments have not been received within the agreed upon invoice terms. Receivables are written off against the allowance when the customer files for bankruptcy protection or is otherwise deemed to be uncollectible based upon Post's evaluation of the customer's solvency. Post's primary concentration of credit risk is related to certain trade accounts receivable due from several highly leveraged or "at risk" customers. At September 30, 2011 and September 30, 2010, the amount of such receivables was immaterial. Consideration was given to the economic status of these customers when determining the appropriate allowance for doubtful accounts (see Note 9). In fiscal 2011, Post began selling certain of its receivables to Ralcorp pursuant to a Ralcorp accounts receivable securitization program (see Note 8).

Inventories
 Inventories are generally valued at the lower of average cost (determined on a first-in, first-out basis) or market. Reported amounts have been reduced by an allowance for obsolete product and packaging materials based on a review of inventories on hand compared to estimated future usage and sales.

Derivative financial instruments and hedging
Derivative Financial Instruments and Hedging — Post participates in Ralcorp's derivative financial instrument and hedging program, which addresses Ralcorp's company-wide risks, but did not hold any derivative financial instruments of its own during the periods presented. Hedge accounting is only applied when the derivative is deemed to be highly effective at offsetting changes in fair values or anticipated cash flows of the hedged item or transaction (and it meets all other requirements under Topic 815 of the Accounting Standards Codification). Certain of Ralcorp's commodity-related derivatives do not meet the criteria for cash flow hedge accounting or simply are not designated as hedging instruments; nonetheless, they are used to manage the future cost of raw materials and are economic hedges. Changes in the fair value of such derivatives, to the extent they relate to Post, are recognized immediately in the Post statement of operations. Earnings impacts for all hedges are reported in the statement of operations within the same line item as the gain or loss on the item or transaction being hedged. Since the hedging activities relate to operations, related cash flows are included in the statement of cash flows in cash flows from operating activities. For a cash flow hedge of an anticipated transaction, the ineffective portion of the change in fair value of the derivative is recorded in earnings as incurred, whereas the effective portion is deferred in accumulated other comprehensive income (loss) in Ralcorp's balance sheet until the transaction is realized, at which time any deferred hedging gains or losses, to the extent they relate to Post, are recorded in Post's earnings through an adjustment to the net investment of Ralcorp. For more information about hedging activities, see Note 10.

Property
Property is recorded at cost, and depreciation expense is generally provided on a straight-line basis over the estimated useful lives of the properties. Estimated useful lives range from 1 to 20 years for machinery and equipment and 12 to 30 years for buildings and leasehold improvements. Total depreciation expense was $46.1, $42.7 and $38.0 in fiscal 2011, 2010 and 2009, respectively. Repair and maintenance costs incurred in connection with planned major maintenance activities are accounted for under the direct expensing method. At September 30, property consisted of:

	2011	2010

Land	$12.2	$12.2
Buildings and leasehold improvements	131.3	128.2
Machinery and equipment	395.3	381.5
Construction in progress	6.3	12.2
	545.1	534.1
Accumulated depreciation	(133.0)	(88.2)
	$412.1	$445.9

Other intangible assets
Other Intangible Assets consist of customer relationships and trademarks/brands recorded as a result of Ralcorp's acquisition of Post. Amortization expense related to intangible assets, which is provided on a straight-line basis over the estimated useful lives of the assets, was $12.6, $12.7, and $12.6 in fiscal 2011, 2010 and 2009, respectively. For the intangible assets recorded as of September 30, 2011, amortization expense of $12.6, $12.6, $12.4, $12.4, and $12.4 is scheduled for fiscal 2012, 2013, 2014, 2015, and 2016, respectively. Other intangible assets consisted of:

	September 30, 2011			September 30, 2010
	Carrying Amount	Accum. Amort.	Net Amount	Carrying Amount	Accum. Amort.	Net Amount
Subject to amortization:
Customer relationships	$153.9	$(24.4)	$129.5	$153.9	$(16.7)	$137.2
Trademarks/brands	91.0	(15.5)	75.5	91.0	(10.6)	80.4
	$244.9	$(39.9)	$205.0	$244.9	$(27.3)	$217.6
Not subject to amortization:
Trademarks/brands	543.6	—	543.6	682.3	—	682.3
	$788.5	$(39.9)	$748.6	$927.2	$(27.3)	$899.9

Recoverability of assets
Recoverability of Assets — Post continually evaluates whether events or circumstances have occurred which might impair the recoverability of the carrying value of its assets, including property, identifiable intangibles, and goodwill. An assessment of indefinite life assets (including goodwill and brand trademarks) is performed during the fourth quarter in conjunction with the annual forecasting process. In addition, intangible assets are reassessed as needed when information becomes available that is believed to negatively impact the fair market value of an asset. In general, an asset is deemed impaired and written down to its fair value if estimated related future cash flows are less than its carrying amount. The Company estimates the fair value of its trademarks (intangible asset) using an income-based approach (the relief-from-royalty method).
 In September 2011, a trademark impairment loss of $106.6 was recognized primarily related to the Post Honey Bunches of Oats, Post Selects, and Post trademarks in the Branded Cereal Products segment. Based upon a preliminary review of the Post business conducted by the newly appointed Post management team in October, sales declines in the fourth quarter and continuing into October, and weakness in the branded ready-to-eat cereal category and the broader economy, management determined that additional strategic steps were needed to stabilize the business and the competitive position of its brands. The impact of these steps is the reduction of expected net sales growth rates and profitability of certain brands in the near term, thereby resulting in the trademark impairment. In June 2011, a trademark impairment loss of $32.1 million was recognized related to the Post Shredded Wheat and Grape-Nuts trademarks based on reassessments triggered by the announced separation of Post from Ralcorp. The trademark impairment was due to reductions in anticipated future sales as a result of competition, lack of consumer response to advertising and promotions for these brands, and further reallocations of advertising and promotion expenditures to higher-return brands. These factors, particularly the lower than expected revenues during 2011 and further declines in market share, led Post to lower royalty rates for both the Shredded Wheat and Grape-Nuts brands as well as further reduce future sales growth rates, resulting in a partial impairment of both brands.
 In the fourth quarter of fiscal 2010, a trademark impairment loss of $19.4 was recognized related to the Post Shredded Wheat and Grape-Nuts trademarks. The trademark impairment was due to a reallocation of advertising and promotion expenditures to higher-return brands and reductions in anticipated sales-growth rates based on the annual forecasting process in the fourth quarter.
 These fair value measurements fell within Level 3 of the fair value hierarchy as described in Note 11. The trademark and goodwill impairment losses are reported in "Impairment of goodwill and other intangible assets." See Note 4 for information about goodwill impairments.

Investments
Investments — Post funds a portion of its deferred compensation liability by investing in certain mutual funds in the same amounts as selected by the participating employees. Because management's intent is to invest in a manner that matches the deferral options chosen by the participants and those participants can elect to transfer amounts in or out of each of the designated deferral options at any time, these investments have been classified as trading assets and are stated at fair value in "Other Assets" (see Note 11). Both realized and unrealized gains and losses on these assets are included in "Selling, general and administrative expenses" and offset the related change in the deferred compensation liability.

Ralcorp Equity
Ralcorp Equity — Net investment of Ralcorp in the Combined Balance Sheets represents Ralcorp's historical investment in Post in excess of its accumulated net income after taxes and the net effect of the transactions with and allocations from Ralcorp. See Principles of Combination above and Note 16 for additional information. Accumulated other comprehensive income included foreign currency translation adjustments of $.9, negative $.2, and negative $3.3 as of September 30, 2011, 2010, and 2009, respectively, as well as amounts related to postretirement benefit plans as shown in Note 14.

Revenue
Revenue is recognized when title of goods is transferred to the customer, as specified by the shipping terms. Net sales reflect gross sales, including amounts billed to customers for shipping and handling, less sales discounts and trade allowances (including promotional price buy downs and new item promotional funding). Customer trade allowances are generally computed as a percentage of gross sales. Products are generally sold with no right of return except in the case of goods which do not meet product specifications or are damaged, and related reserves are maintained based on return history. If additional rights of return are granted, revenue recognition is deferred. Estimated reductions to revenue for customer incentive offerings are based upon customer redemption history.

Cost of products sold
Cost of Products Sold includes, among other things, inbound and outbound freight costs and depreciation expense related to assets used in production, while storage and other warehousing costs are included in "Selling, general, and administrative expenses." Storage and other warehousing costs totaled $45.3, $48.6, and $42.3 in fiscal 2011, 2010, and 2009, respectively.

Advertising
Advertising costs are expensed as incurred except for costs of producing media advertising such as television commercials or magazine advertisements, which are deferred until the first time the advertising takes place. The amount reported as assets on the balance sheet was insignificant as of September 30, 2011 and 2010.

Stock-based compensation
Stock-based Compensation — Post recognizes the cost of employee services received in exchange for awards of equity instruments based on the grant-date fair value of those awards (with limited exceptions). That cost will be recognized over the period during which an employee is required to provide service in exchange for the award — the requisite service period (usually the vesting period). See Note 15 for disclosures related to stock-based compensation.

Income tax expense
Income Tax Expense is estimated based on taxes in each jurisdiction and includes the effects of both current tax exposures and the temporary differences resulting from differing treatment of items for tax and financial reporting purposes. These temporary differences result in deferred tax assets and liabilities. A valuation allowance would be established against the related deferred tax assets to the extent that it is not more likely than not that the future benefits will be realized. Reserves are recorded for estimated exposures associated with Post's tax filing positions, which are subject to periodic audits by governmental taxing authorities. Interest due to an underpayment of income taxes is classified as income taxes. Post considers the undistributed earnings of its foreign subsidiaries to be permanently invested, so no U.S. taxes have been provided for those earnings. Post is part of the consolidated return of Ralcorp and its affiliates; Post may be jointly/severally liable for taxes related to other Ralcorp affiliates. See Note 5 for disclosures related to income taxes.

Earnings per share
Earnings per Share - The computation of basic and diluted earnings per common share for all periods through September 30, 2011, is calculated using the number of shares of Post common stock outstanding on February 3, 2012, following the distribution of one share of Post common stock for every two shares of Ralcorp common stock and the retention of approximately 6.8 million shares by Ralcorp. For the periods presented there are no dilutive shares as there were no actual shares or share-based awards outstanding prior to the distribution.